UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

(Amendment No. 1)

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 01, 2026

Neogen Corporation

(Exact name of Registrant as Specified in Its Charter)

Michigan	0-17988	38-2367843
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

620 Lesher Place
Lansing, Michigan		48912
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (517) 372-9200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.16 par value per share	NEOG	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A amends the Form 8-K filed on October 7, 2026 to include the Item 5.02 disclosure regarding shareholder approval of the Neogen Corporation Amended and Restated Omnibus Incentive Plan. Except as described below, this Amendment does not amend, modify or update the original Form 8-K or the disclosures therein, and does not reflect events occurring after the filing of the original Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

At the annual meeting of shareholders of Neogen Corporation (the “Company”) held on October 1, 2026, the Company’s shareholders approved the Neogen Corporation Amended and Restated Omnibus Incentive Plan (the “Plan”). The Plan is an amendment and restatement of the Company’s existing 2023 Omnibus Incentive Plan, previously approved by shareholders. The Plan provides for the grant of a variety of equity-based awards, such as stock options, stock appreciation rights, restricted stock and restricted stock units, performance stock units, and other stock-based awards. The Plan authorizes awards to non-employee directors and all employees of the Company or its subsidiaries, including named executive officers. Subject to certain adjustments, the maximum number of shares that may be issued under the Plan is 31,350,000 shares. The Plan was described in more detail in, and a copy of the Plan was attached as Appendix A to, the Company’s proxy statement filed with the SEC on August 21, 2026. The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, a copy of which is filed as Exhibit 10.1 to this Amendment and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1

Neogen Corporation Amended and Restated Omnibus Incentive Plan (incorporated by reference to Appendix A to the Company’s definitive proxy statement on Schedule 14A filed with the SEC on August 21, 2026). (1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

(1) Denotes compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGEN CORPORATION

Date:	October 26, 2026	By:	/s/ R. Bryan Riggsbee
Name: R. Bryan Riggsbee Title: Chief Financial Officer